UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 1, 2015
Date of Report (Date of earliest event reported)

GlobalSCAPE, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33601	74-2785449
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4500 Lockhill Selma Road, Suite 150
San Antonio, Texas 78249
(210) 308-8267
(Address of principal executive offices and Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation FD Disclosure

On December 1, 2015, GlobalSCAPE, Inc. issued a press release announcing the immediate availability of its upgraded Wide Area File Services ™ (WAFS™) collaborative software platform, WAFS 5, at Autodesk University 2015 in Las Vegas NV.

Item 9.01                      Financial Statements and Exhibits

(d) Exhibit

99.1 Press release dated December 1, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBALSCAPE, INC.

By:	/s/ James W. Albrecht, Jr.
James W. Albrecht, Jr., Chief Financial Officer
Dated: December 1, 2015

EXHIBIT INDEX

Exhibit Number	Document Description
99.1
Press release dated December 1, 2015 announcing the immediate availability of its upgraded Wide Area File Services ™ (WAFS™) collaborative software platform, WAFS 5, at Autodesk University 2015 in Las Vegas NV.